UNITED STATES PATENT AND TRADEMARK OFFICE

Assignment abstract of title for Application 15079847

Invention title/Inventor	Patent	Publication	Application	PCT	International registration
HELMET SYSTEM	None	20160286891	15079847		
Christopher Stramacchia		Oct 6, 2016	Mar 24, 2016		

Assignments (2 total)

Assignment 2

Reel/frame	Execution date	Date recorded	Properties	Pages
039148/0955	May 9, 2016	Jul 13, 2016	1	13

Conveyance
ASSIGNMENT OF ASSIGNORS INTEREST (SEE DOCUMENT FOR DETAILS).

Assignors
ISEE AUTOMATION INC.

Correspondent
KYLE T. PETERSON
80 S 8TH STREET
4800 IDS
MINNEAPOLIS, MN 55402

Assignee
BRK, INC.
112 NORTH CURRY STREET
CARSON CITY, NEVADA 89703

Assignment 1

Reel/frame	Execution date	Date recorded	Properties	Pages
038814/0651	May 4, 2016	Jun 6, 2016	1	3

Conveyance
ASSIGNMENT OF ASSIGNORS INTEREST (SEE DOCUMENT FOR DETAILS).

Assignors
STRAMACCHIA, CHRIS

Correspondent
KYLE T. PETERSON
PATTERSON THUENTE
4800 IDS 80 S 8TH STREET
MINNEAPOLIS, MN 55402

Assignee
ISEE AUTOMATION, INC.
130 KING STREET W #1800
TORONTO M5X-1E3
CANADA